FEATURING NEXTNAV™ FOURTH QUARTER 2019 Griffin Capital Essential Asset® REIT Summary of Earnings Results and Portfolio Update THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY A PROSPECTUS. A PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED.

Conference Call Agenda TOPICS SPEAKER • Highlights and Share Performance Michael Escalante CEO & President • Portfolio Update Michael Escalante CEO & President • Financial Performance Review Javier Bitar Chief Financial Officer • Questions & Answers Michael Escalante Javier Bitar CEO & President Chief Financial Officer 2

Highlights and Share Performance Michael Escalante, CEO & President

Key 2019 Highlights Completed the merger between Griffin Capital Essential Asset REIT and Griffin Capital Essential Asset REIT II, resulting in a meaningful increase in portfolio size, scale and diversification Internalized management generated a significant reduction in corporate operating expenses, eliminated potential conflicts of interest, and increased the alignment of interests between management and stockholders Acquired a Class A, 124,900 square foot office property for $37.7 million located in Scottsdale, AZ and fully leased to McKesson Corporation (S&P: BBB+) Made strategic dispositions of three properties and one land parcel for a total of $144.4 million, resulting in a cumulative gain of $29.9 million on aggregate carrying value Through a joint venture, completed the construction of an approximately 200,000 square foot Class-A office property in Alliance, TX, 100% pre-leased to Mercedes Benz Financial Services, which was subsequently sold, generating a 2.1x equity multiple Signed 1.8 million square feet of leases with a weighted average lease term of 7.8 years 4

Share Performance

Total Return as of December 31, 2019(%)[1]

Share Class/ Index	Ticker	Inception Date[3]	Excluding Sales Load[2]		Including Sales Load
			Year Ended December 31, 2019	Since Inception (Annualized)	Since Inception (Annualized)
Class T	ZGEATX	9/20/2017	2.81%	4.98%	3.35%
Class S	ZGEASX	9/20/2017	2.71%	4.93%	3.31%
Class D	ZGEADX	9/20/2017	3.59%	5.68%	5.68%
Class I	ZGEAIX	9/20/2017	3.74%	5.94%	5.94%
Class A	ZGEAAX	9/23/2014	3.21%	7.18%	4.84%
Class AA	ZGEAQX	11/2/2015	3.11%	5.54%	4.51%
Class AAA	ZGEAPX	4/25/2016	3.22%	6.62%	6.33%
Class E	ZGEAEX	11/6/2009	4.27%	8.24%	6.87%

1. Future performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns reflect the percent change in the net asset value per share from the beginning of the applicable period, plus the amount of any distributions paid during the period and assume distributions are reinvested pursuant to our distribution reinvestment plan. Performance for Class E shares includes the performance of shares of common stock in EA-1, prior to the Mergers on April 30, 2019. Please consult your financial professional for more information.
2. Returns exclude the impact of applicable sales load. Sales load for Class T, S, D and I shares are defined as the amount of selling commissions and dealer manager fees, as applicable, consistent with the calculation of gross offering price for such shares. For Class A, AA, AAA and E shares, sales load is defined as applicable front-end selling commissions, dealer-manager fees and estimated issuer offering and organizational expenses in conformity with the definition of "Net Investment" set forth in NASD Rule 2340.
3. Inception date for Class AA, AAA, T, S, D and I shares is the date upon which we began offering such share classes in our initial and follow-on primary offerings, as applicable. Inception date for Class A shares is the date upon which we satisfied our minimum offering requirement in our initial public offering, which occurred on September 23, 2014. Inception date for Class E shares is the date upon which EA-1 began offering shares of common stock in its initial public offering, which occurred on November 6, 2009.

GRIFFIN CAPITAL
ESSENTIAL
ASSET REIT

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Portfolio Update Michael Escalante, CEO & President

Portfolio Characteristics December 31, 2019 Total Enterprise Value1 $4.6 billion Acquisition Value2 $4.2 billion Number of Properties2 99 Number of Buildings2 122 Size of Portfolio (square feet) 26.8 million Occupied/Leased (based on portfolio square feet)3 89.9% / 91.3% Percentage of Cash Flow from Investment Grade Tenants2,4 65.5% Weighted Average Remaining Lease Term (Years) 7.4 Weighted Average Loan Maturity (Years)5 5.9 Current Weighted Average Debt Rate6 3.7% Weighted Average Annual Rent Increase7 2.2% 1. Total Enterprise Value includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus unconsolidated debt - pro rata share, plus preferred equity, plus total outstanding shares multiplied by the NAV, less cash and cash equivalents - excludes restricted cash. Amount includes $80.0 million of borrowing used to redeem investors in January. Total outstanding shares includes limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. 2. The decrease in number of properties and buildings compared to the prior quarter is related to the disposition of FedEx Freight and BT Infonet properties. 3. There was no significant change in occupancy compared to prior quarter. 4. Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 5. The weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 7.36 and 4.28 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 6.28 and 4.28 years, respectively. 6. Current period debt rate includes the effect of one interest rate swap for a total of $425.0 million and excludes the effect of debt premiums/discounts and deferred financing costs. 7. Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. 7

Diversified National Portfolio As of December 31, 2019 The portfolio is comprised of 99 properties located in 25 states and 118 leases throughout the U.S. Note: Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. 8

Portfolio Concentration As of December 31, 2019 Geographic Distribution Asset Allocation (By % of Net Rent) (By % of Net Rent) California 10.8% All Others 24.3% Texas 10.7% Office 83.5% North Carolina Ohio 4.1% 9.3% South Carolina 4.1% Industrial Colorado 16.5% 5.1% Arizona 9.1% New Jersey Georgia 6.0% Illinois 8.3% 8.2% 1. All others account for less than 3.8% of total net rent for the 12-month period subsequent to December 31, 2019 on an individual basis. 9

Portfolio Concentration (cont’d) As of December 31, 2019 Tenant Business Diversity1 (By % of Net Rent) 2 Capital Goods, 13.8% Our management makes a conscious Health Care Equipment & Services, 9.7% Insurance, 8.1% effort to achieve diversification by Consumer Services, 7.9% tenant industry as our portfolio Retailing, 7.4% grows. As of December 31, 2019, Diversified Financials, 6.7% Technology Hardware & Equipment, 6.7% our analysis segmented the REIT’s Telecommunication Services, 6.3% portfolio into 22 industry groups.1 Consumer Durables & Apparel, 5.5% Energy, 5.2% 3 All Others, 22.7% 1. Industry classification based on the Global Industry Classification Standards (GICS). 2. Capital goods includes the following industry sub-groups: Aerospace & Defense (5.9%), Industrial Conglomerates (4.7%), Construction & Engineering (1.1%), Electrical Equipment (0.9%), Machinery (0.5%), Construction Machinery & Heavy Trucks (0.4%), and Building Products (0.3%). 3. All Others account for less than 5.0% of total net rent for the 12-month period subsequent to December 31, 2019 on an individual basis. 10

Portfolio Concentration (cont’d) As of December 31, 2019 Credit Characteristics1 (By % of Net Rent) Investment Grade 65.5% BBB WEIGHTED AVERAGE Unrated Credit 5.4% CREDIT RATING Sub-investment Grade 29.1% 1. Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 11

Strong Tenant Profile: Top 10 Tenants As of December 31, 2019 2 2 1 Ratings Ratings Top Tenants % of Portfolio (As of 12/31/19) (As of 9/30/19) 3 3.5% BBB+ BBB+ 3.5% BBB-4 BB+7 3.1% A- A- 3.1% BBB+ BBB+ 2.9% BB+ BB+ 1. Based on net rental payment 12-month period subsequent to December 31, 2019. 2. Represents S&P ratings of tenants, guarantors, or 2.6% AA AA non-guarantor parent entities, unless otherwise noted. 3. Represents the combined net rental revenue for the 2.6% B B Atlanta, GA; West Chester, OH; and Houston, TX properties. 4. Represents what management believes to be the 2.5% A-5 BBB-4 equivalent of what would have been issued by S&P as derived from an IG10 rating issued by Bloomberg. 5. Represents what management believes to be the 2.5% BB+ BB+ equivalent of what would have been issued by S&P as derived from an IG7 rating issued by Bloomberg. 6. Represents what management believes to be the 2.2% A6 A6 equivalent of what would have been issued by S&P as derived from an A2 rating issued by Moody’s. 7. Represents what management believes to be the Total 28.5% equivalent of what would have been issued by S&P as derived from an HY1 rating issued by Bloomberg. 12

Asset Management – Fourth Quarter 2019 Renewal Lease Activity Tenant Name SB U.S. LLC Tenant Name Tenable Inc. Location San Carlos, CA Location Columbia, MD Sq. Ft. 103,948 Sq. Ft. 30,098 Prior Lease Expiration 5/31/2020 Prior Lease Expiration 12/31/2019 New Lease Expiration 3/31/2023 New Lease Expiration 5/31/2020 Comments Comments Tenant exercised 34-month renewal option for the entire Tenant completed a short term 5-month lease extension in building commencing June 1, 2020. Suite 510 commencing January 1, 2020. Lease Expirations and Terminations None 13

Asset Management – Fourth Quarter 2019 (cont’d) Property Sales Tenant Property Location Square Feet Comments Building sold on October 7, 2019 for a sales price of $30.3 million. Columbus, OH 160,410 The property sold for an amount approximating carrying value. Building was sold November 20, 2019 for a sales price of $63.5 million resulting in a GAAP gain of $21.5 million. In conjunction with the sale, Griffin executed a lease buyout with the tenant BT Infonet El Segundo, CA 157,049 which approximated $11.2 million. The aggregated proceeds from the buyout and disposition approximated $75.0 million and are well in excess of the REIT's purchase price of $52.7 million. 14

Asset Management – Fourth Quarter 2019 (cont’d) Post-Quarter Acquisition Acquisition date February 5, 2020 Tenant Pepsi Bottling Ventures Location Winston-Salem, NC Square feet 526,320 Acquisition price $34.9M Remaining lease term 12.5 years 15

Financial Performance Review Javier Bitar, Chief Financial Officer

Capital Structure Overview Enterprise Value As of December 31, 2019 Common Equity $2.1 billion Capitalization OP Units 0.3 billion Total Equity 2.4 billion Secured Debt 1.0 billion Secured Debt Unsecured Debt Unsecured Debt 1.0 billion 22.1% 20.9% Unconsolidated Debt (Pro Rata Share) 0.1 billion Unconsolidated Debt Total Debt (Pro Rata Share) 2.1 billion (Pro Rata Share) 1.8% Less: Cash and Cash Equivalents – Excl. Restricted (0.1) billion Preferred Equity Total Net Debt (Pro Rata Share) 2.0 billion 2.7% OP Units Additional Borrowing1 0.1 billion 6.4% Total Adjusted Net Debt (Pro Rata Share) 2.1 billion Preferred Equity 0.1 billion Total Enterprise Value $4.6 billion Common Equity 46.1% Ratios Fixed Charge Coverage (Quarter to Date)2 3.1x 1. Additional Borrowing reflects $80 million drawn from revolving credit facility on January 2, 2020 to fulfill redemptions submitted in Q4 2019. 2. Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at 3 3.7x the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See Interest Coverage (Quarter to Date) reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 5, 2020. 3. Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. Adjusted Net Debt (Pro Rata Share) to Enterprise Value 45.0% See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 5, 2020. Net Debt (Pro Rata Share) to Total Real Estate Acquisition Price 48.2% 17 Net Debt (Pro Rata Share) / Adjusted EBITDA 7.2x

Financial Performance (in thousands, except per share amounts) Three Months Ended Year Ended December 31, December 31, 2019 2018 2019 2018 Total Revenue $ 109,832 $ 84,927 $ 387,108 $ 336,359 Net income attributable to common stockholders per share, basic and diluted $ (0.02) $ 0.01 $ 0.11 $ 0.10 Adjusted EBITDA (per loan agreement)1 $ 69,535 $ 60,144 $ 270,260 $ 228,560 FFO2 $ 50,214 $ 31,677 $ 175,401 $ 139,173 AFFO3 $ 44,635 $ 33,734 $ 153,529 $ 138,555 Distributions:4 Cash Distributions $ 20,533 $ 21,893 $ 85,460 $ 75,614 Distribution Reinvestment Plan (DRP) 12,462 7,171 45,214 40,838 Total Distributions $ 32,995 $ 29,064 $ 130,674 $ 116,452 1. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 5, 2020. 2. FFO reflects distributions paid to noncontrolling interests and redeemable preferred shareholders. 3. See reconciliation of AFFO in the earnings release filed on March 5, 2020. No adjustments were required to the prior periods for this change. 4. Represents distributions paid and declared to common stockholders. 18

Conservative Balance Sheet with Ample Liquidity As of December 31, 2019 Capitalization Consolidated Debt Composition 2% Common Equity & OP Units Preferred Equity 27% Fixed Rate Debt 43% 52% Consolidated Debt Floating Rate Debt 73% Unconsolidated Debt (Pro Rata Share) 3% Available Liquidity Consolidated Collateralization Breakdown (in thousands $) $260,500 Revolving Credit Facility Cash Unsecured Debt $54,830 51% 49% Unencumbered Assets Secured Debt $200,000 19

Significant Reduction in Corporate Operating Expenses1 as a Result of Self-Administration $90,000 $80,000 $76,919 $72,967 50% decline in Corporate Operating $70,000 Expenses of the Combined Company $60,000 $50,000 (Thousands) $38,548 $40,000 $30,000 $20,000 $10,000 $0 2017 2018 2019 1. Corporate Operating Expenses are defined as the sum of general and administrative expenses, third-party advisory fees and expense reimbursements and other fees and expense reimbursements paid to current and former affiliates . 20

Determination of NAV (in thousands, except per share amounts) Set forth below are the components of our daily NAV as of December 31, 2019 and September 30, 2019, calculated in accordance with our valuation procedures (in thousands, except share and per share amounts): December 31, 2019 September 30, 2019 Gross Real Estate Asset Value $ 4,348,529 $ 4,437,125 Investments in Unconsolidated Entities 7,549 72,185 Management Comp. Value (per Duff and Phelps appraisal) 230,000 230,000 Interest Rate Swap (Unrealized Loss) (25,888) (30,882) Perpetual Convertible Preferred Stock (125,000) (125,000) Other Assets/(Liabilities), Net 60,500 16,583 Total Debt (Adjusted Fair Value) (1,978,361) (1,952,467) NAV $ 2,517,329 $ 2,647,544 Total Shares Outstanding 269,752,377 277,666,517 NAV per share1 $ 9.33 $ 9.53 1. We are exposed to the impact of interest rate changes primarily through our borrowing activities. To limit this exposure, we attempt to obtain mortgage financing on a long-term, fixed-rate basis and utilize interest rate swaps to hedge a portion of our variable rate borrowings. Volatility in interest rates continued to impact such fair values. The change in NAV per share was largely due to the change in value of our swaps. The principal balance of our borrowings is not affected by changes in interest rates, and future increases in interest rates would have a positive impact on the fair value of our fixed rate borrowings and interest rate swaps. 21

Consolidated Debt Maturity Schedule (including effect of interest rate swap) As of December 31, 2019 (Dollars in Thousands) Weighted Average Debt Maturity: 5.9 years $700,000 $555,7301 $600,000 (28.1%) $500,000 $415,6102 $375,0005 (21.1%) $400,000 (18.9%) 6 $300,000 $250,000 (Thousands) (12.6%) $150,0004 $200,000 3 $126,970 (7.6%) 7 (6.4%) $105,762 (5.3%) $100,000 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 1. Represents the Revolving Credit Facility, assuming the one-year extension on the Revolving Credit 4. Represents the 2026 Term Loan. NOTE: Principal repayments on the individual mortgages Facility is exercised upon maturity as well as the Emporia, Midland, Samsonite, and HealthSpring 5. Represents the Bank of America Loan. do not include the net debt premium/(discount) of ($1.1) mortgage loans and the 2023 Term Loan. 6. Represents the Bank of America/KeyBank Loan. million and deferred financing costs of $8.9 million. 2. Represents the Highway 94 mortgage loan and the 2024 Term Loan. 7. Represents the AIG loan II. 3. Represents the AIG mortgage loan. 22

Questions & Answers Michael Escalante, CEO & President | Javier Bitar, Chief Financial Officer

1520 E. Grand Avenue 310.469.6100 El Segundo, CA 90245 www.gcear.com Thank you for your participation. For more information visit www.gcear.com